UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 20, 2011
NNN 2003 Value Fund, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California	92705

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 667-8252
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
The information reported in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 2.01 Completion of Acquisition and Disposition of Assets.
As previously disclosed in our Current Report on Form 8-K filed on January 14, 2011, we, through NNN VF Four Resource Square, LLC, entered into a purchase and sale agreement with Four Resource Square, LLC, or the Buyer, an entity affiliated with RAIT Partnership, L.P., or the lender, on January 10, 2011 for the sale of Four Resource Square, located in Charlotte, North Carolina, or the Four Resource property, for a sale price equal to the outstanding principal balance of the loan, plus accrued interest and any other amounts due as of the closing date, January 20, 2011, under a loan agreement together with other loan documents we entered into with the lender on March 7, 2007, as amended, or the loan documents.
On January 20, 2011, we sold the Four Resource Square property to the Buyer for a sale price equal to the outstanding principal balance of the loan of $21,976,000. The sale of the Four Resource Square property was documented by a loan assumption and substitution agreement and amendment to deed of trust, security agreement and fixture filing, general warranty deed, bill of sale, and assignment of leases, service contracts and intangibles, transfer of deposits and assumption agreement, or the Sale Documents. Upon the sale of the Four Resource Square property, pursuant to the material terms of the Sale Documents, we: (i) cancelled our liabilities and obligations under the loan documents and the Buyer assumed our obligations under the loan documents; (ii) transferred and the Buyer assumed all service contracts, intangibles, leases and security and other deposits for the leases for the Four Resource Square property; (iii) conveyed our title to the Four Resource Square property in fee simple to the Buyer; and (iv) sold, delivered and assigned all equipment, fixtures, appliances, inventory and other tangible personal property that is attached to, used on or located or installed on the Four Resource Square property to the Buyer. The Sale Documents also contain additional covenants, representations and warranties that are customary of such sale documents.
We did not receive any cash proceeds from the sale of the property. We did not pay our manager, Grubb & Ellis Realty Investors, LLC, a disposition fee in connection with the sale of the property.
The material terms of the Sales Documents are qualified in their entirety by the agreements attached as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(b) Pro forma financial information.
The pro forma financial information required as part of this item is being provided below as follows:
INDEX TO THE PRO FORMA FINANCIAL STATEMENTS

I. Unaudited Pro Forma Condensed Consolidated Financial Statements as of September 30, 2010 and for the nine months ended September 30, 2010 and for the year ended December 31, 2009	4

II. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010	5

III. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2010	6

IV. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2009	7

V. Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements as of September 30, 2010 and for the nine months ended September 30, 2010 and the year ended December 31, 2009	8

(d) Exhibits.
10.1 Loan Assumption and Substitution Agreement and Amendment to Deed of Trust, Security Agreement and Fixture Filing by and among Four Resource Square, LLC, NNN VF Four Resource Square, LLC, and NNN 2003 Value Fund, LLC in favor of RAIT Partnership, L.P., dated January 20, 2011
10.2 General Warranty Deed by and between NNN VF Four Resource Square, LLC and Four Resource Square, LLC, dated January 20, 2011
10.3 Bill of Sale by NNN VF Four Resource Square, LLC in favor of Four Resource Square, LLC, dated January 18, 2011 and effective as of January 20, 2011
10.4 Assignment of Leases, Service Contracts and Intangibles, Transfer of Deposits and Assumption Agreement by and between NNN VF Four Resource Square, LLC and Four Resource Square, LLC, dated January 20, 2011

NNN 2003 VALUE FUND, LLC
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized if we had disposed of the Four Resource Square property, Executive Center I, located in Dallas, Texas, or the Executive Center I property, and Tiffany Square, located in Colorado Springs, Colorado, or the Tiffany Square property, as of the dates set forth below. The unaudited pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009 and our Quarterly Report on Form 10-Q for the period ended September 30, 2010. In management’s opinion, all adjustments necessary to reflect the transactions have been made. The disposition of the Executive Center I property, which occurred on June 2, 2010, was previously reported on our Current Report on Form 8-K filed on June 4, 2010. The disposition of the Tiffany Square property, which occurred on May 7, 2010, was previously reported on our Current Report on Form 8-K filed on May 13, 2010.
The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2010 is presented as if the disposition of the Four Resource Square property had occurred on September 30, 2010.
The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2010 and the year ended December 31, 2009, are presented as if the dispositions of the Four Resource Square property, the Executive Center I property and the Tiffany Square property had occurred on January 1, 2009. In accordance with the rules and regulations of the United States Securities and Exchange Commission, or the SEC, only items reported within income (loss) from continuing operations in our historical consolidated statements of operations have been presented in our pro forma condensed consolidated statements operations.
The accompanying pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties and do not purport to be indicative of the actual results of operations that would have occurred had the dispositions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

NNN 2003 VALUE FUND, LLC
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2010
(Unaudited)

		Sale of Four
	Company	Resource Square	Company
	Historical(A)	Property(B)	Pro Forma
ASSETS
Real estate investments:
Properties held for non-sale disposition, net	$27,454,000	$(12,952,000)	$14,502,000
Investments in unconsolidated real estate	100,000	—	100,000

	27,554,000	(12,952,000)	14,602,000

Cash and cash equivalents	1,851,000	(217,000)	1,634,000
Accounts receivable, net	86,000	—	86,000
Restricted cash	1,398,000	(441,000)	957,000
Intangible asests related to properties held for non-sale disposition, net	2,026,000	(627,000)	1,399,000
Other assets related to properties held for non-sale disposition, net	771,000	(382,000)	389,000

Total assets	$33,686,000	$(14,619,000)	$19,067,000

LIABILITIES AND (DEFICIT) EQUITY
Mortgage loans payable secured by properties held for non-sale disposition	$43,382,000	$(21,888,000)	$21,494,000
Accounts payable and accrued liabilities	1,034,000	(398,000)	636,000
Accounts and loans payable due to related parties	43,000	(16,000)	27,000
Other liabilities related to properties held for non-sale disposition	439,000	(239,000)	200,000
Other liabilities	218,000	—	218,000

Total liabilities	45,116,000	(22,541,000)	22,575,000

(Deficit) Equity:
NNN 2003 Value Fund, LLC unit holders’ deficit	(11,430,000)	7,922,000	(3,508,000)
Noncontrolling interest equity	—	—	—

Total (deficit) equity	(11,430,000)	7,922,000	(3,508,000)

Total liabilities and (deficit) equity	$33,686,000	$(14,619,000)	$19,067,000

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

NNN 2003 VALUE FUND, LLC
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2010
(Unaudited)

			Disposals of
		Sale of Four	Executive Center I
	Company	Resource Square	and Tiffany Square	Company
	Historical(A)	Property(C)	Properties(D)	Pro Forma
Revenues:
Rental revenue of operations held for non-sale disposition	$5,220,000	$(1,917,000)	$—	$3,303,000

Expenses:
Operating expenses of operations held for non-sale disposition	3,955,000	(1,351,000)	—	2,604,000
General and administrative	304,000	—	—	304,000
Real estate related impairments of operations held for non-sale disposition	5,300,000	—	—	5,300,000

Total expenses	9,559,000	(1,351,000)	—	8,208,000

Loss before other income (expense) and discontinued operations	(4,339,000)	(566,000)	—	(4,905,000)
Other income (expense):
Interest expense of operations held for non-sale disposition	(2,307,000)	1,223,000	—	(1,084,000)
Interest and dividend income	23,000	(1,000)	—	22,000
Equity in income of unconsolidated real estate	615,000	—	—	615,000
Other income	22,000	—	—	22,000

Loss from continuing operations	$(5,986,000)	$656,000	$—	$(5,330,000)

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

NNN 2003 VALUE FUND, LLC
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009
(Unaudited)

			Disposals of
		Sale of Four	Executive Center I
	Company	Resource Square	and Tiffany Square	Company
	Historical(E)	Property(F)	Properties(G)	Pro Forma
Revenues:
Rental revenue	$8,554,000	$(2,486,000)	$(1,582,000)	$4,486,000
Rental revenue of operations held for non-sale disposition	830,000	—	(830,000)	—

Total revenues	9,384,000	(2,486,000)	(2,412,000)	4,486,000

Expenses:
Rental expense	4,164,000	(984,000)	(752,000)	2,428,000
General and administrative	678,000	(37,000)	(26,000)	615,000
Depreciation and amortization	1,246,000	(1,063,000)	(107,000)	76,000
Operating expenses of operations held for non-sale disposition	1,005,000	—	(1,005,000)	—
Real estate related impairments	1,000,000	(100,000)	(300,000)	600,000
Real estate related impairments of operations held for non-sale disposition	3,000,000	—	(3,000,000)	—

Total expenses	11,093,000	(2,184,000)	(5,190,000)	3,719,000

(Loss) income before other income (expense) and discontinued operations	(1,709,000)	(302,000)	2,778,000	767,000
Other income (expense):
Interest expense	(4,198,000)	1,733,000	1,019,000	(1,446,000)
Interest expense of operations held for non-sale disposition	(861,000)	—	861,000	—
Interest and dividend income	50,000	(1,000)	(1,000)	48,000
Investment related impairments	(126,000)	—	—	(126,000)
Equity in losses of unconsolidated real estate	(3,154,000)	—	—	(3,154,000)
Other expense	(49,000)	—	—	(49,000)

Loss from continuing operations	$(10,047,000)	$1,430,000	$4,657,000	$(3,960,000)

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

NNN 2003 VALUE FUND, LLC
NOTES TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS
As of September 30, 2010 and For the Nine Months Ended September 30, 2010
and the Year Ended December 31, 2009
The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below.
(A)	As reported in our Quarterly Report on Form 10-Q for the period ended September 30, 2010.
(B)	Adjustments have been made to reflect the sale of the Four Resource Square property to the Buyer, an entity affiliated with the lender of the Four Resource Square property, for a sales price equal to the outstanding principal balance of the loan, plus accrued interest and any other amounts due under the loan documents, as if the sale had occurred on September 30, 2010. As such, adjustments have been made to remove the carrying value of the property of $12,952,000 and the related mortgage loan of $21,888,000 as of September 30, 2010, as well as other assets and liabilities related to the Four Resource Square property.
(C)	Adjustments have been made to reflect the sale of the Four Resource Square property to the Buyer, an entity affiliated with the lender of the Four Resource Square property, as if the sale had occurred on January 1, 2009. As such, adjustments have been made to remove all revenues and expenses of the Four Resource Square property during the nine months ended September 30, 2010.
(D)	No adjustments have been made to reflect the transfer of the Executive Center I property to the lender of the Executive Center I property or the sale of the Tiffany Square property to an entity affiliated with the lender of the Tiffany Square property, as the revenues and expenses of these two properties were reported in income (loss) from discontinued operations in the historical condensed consolidated statements of operations included in our Quarterly Report on Form 10-Q for the period ended September 30, 2010. In accordance with the rules and regulations of the SEC, only items reported within income (loss) from continuing operations in our historical consolidated statements of operations have been presented in our pro forma condensed consolidated statements operations.
(E)	As reported in our Annual Report on Form 10-K for the year ended December 31, 2009.
(F)	Adjustments have been made to reflect the sale of the Four Resource Square property to the Buyer, an entity affiliated with the lender of the Four Resource Square property, as if the sale had occurred on January 1, 2009. As such, adjustments have been made to remove all revenues and expenses of the Four Resource Square property during the year ended December 31, 2009.
(G)	Adjustments have been made to reflect the transfer of the Executive Center I property to the lender of the Executive Center I property as if the transfer had occurred on January 1, 2009 and to reflect the sale of the Tiffany Square property to an entity affiliated with the lender of the Tiffany Square property as if the sale had occurred on January 1, 2009. As such, adjustments have been made to remove all revenues and expenses of the Executive Center I and Tiffany Square properties during the year ended December 31, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC
January 26, 2011	By:	/s/ Steven M. Shipp
		Name:	Steven M. Shipp
		Title:	Executive Vice President, Portfolio Management of Grubb & Ellis Realty Investors, LLC, the Manager of NNN 2003 Value Fund, LLC (principal executive officer)

Exhibit Index

Exhibit No.	Description

10.1
Loan Assumption and Substitution Agreement and Amendment to Deed of Trust, Security Agreement and Fixture Filing by and among Four Resource Square, LLC, NNN VF Four Resource Square, LLC, and NNN 2003 Value Fund, LLC in favor of RAIT Partnership, L.P., dated January 20, 2011

10.2	General Warranty Deed by and between NNN VF Four Resource Square, LLC and Four Resource Square, LLC, dated January 20, 2011
10.3	Bill of Sale by NNN VF Four Resource Square, LLC in favor of Four Resource Square, LLC, dated January 18, 2011 and effective as of January 20, 2011
10.4
Assignment of Leases, Service Contracts and Intangibles, Transfer of Deposits and Assumption Agreement by and between NNN VF Four Resource Square, LLC and Four Resource Square, LLC, dated January 20, 2011